THRIVENT MUTUAL FUNDS

                                                  Form N-SAR for
                                           Fiscal Period Ended 12-31-05

                                                 INDEX TO EXHIBITS
EXHIBIT NO.  ITEM

1.           Report on internal control by Independent Public
Accountants. (Item 77.B.)